SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             ADEPT TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             ADEPT TECHNOLOGY, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:
--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)     Total fee paid:
--------------------------------------------------------------------------------
        [ ]      Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
        [ ]      Check  box if any  part of the fee is  offset  as  provided  by
                 Exchange Act Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid  previously.  Identify the previous filing  by  registration  statement  number,  or  the  Form  or
                 Schedule and the date of its filing.
--------------------------------------------------------------------------------

(1)     Amount previously paid:

        ------------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
(3)     Filing party:

        ------------------------------------------------------------------------
(4)     Date filed:

        ------------------------------------------------------------------------

                             ADEPT TECHNOLOGY, INC.

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                          To Be Held November 5, 1999

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Adept Technology, Inc., a California corporation (the "Company"), will be held on Friday, November 5, 1999 at 9:00 a.m. local time, at the Santa Clara Marriott, 2700 Mission College Boulevard, Santa Clara, California 95054 for the following purposes:

        1. To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

        2. To approve an amendment to the Company's 1993 Stock Plan to increase by 1,000,000 shares to 3,462,500 the number of shares reserved for issuance thereunder.

        3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 2000.

        4. To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on September 24, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.



                                            FOR THE BOARD OF DIRECTORS OF
                                            ADEPT TECHNOLOGY, INC.



                                            Bruce E. Shimano
                                            Secretary


San Jose, California
October 4, 1999


                            YOUR VOTE IS IMPORTANT.

--------------------------------------------------------------------------------
  ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.
--------------------------------------------------------------------------------

                            ADEPT TECHNOLOGY, INC.

                            ----------------------

                           PROXY STATEMENT FOR 1999
                         ANNUAL MEETING OF SHAREHOLDERS

                            ----------------------



                INFORMATION CONCERNING SOLICITATION AND VOTING


General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Adept Technology, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, November 5, 1999 at 9:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Santa Clara Marriott, 2700 Mission College Boulevard, Santa Clara, California 95054. The Company's principal executive office is located at 150 Rose Orchard Way, San Jose, California 95134, and its telephone number at that location is (408) 432-0888.

     When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth in this proxy statement; to approve an amendment to the Company's 1993 Stock Plan to increase by 1,000,000 the number of shares reserved for issuance thereunder; for the ratification of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 2000; and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     These proxy solicitation materials and the Annual Report to Shareholders for the fiscal year ended June 30, 1999, including financial statements, were first mailed on or about October 4, 1999 to all shareholders entitled to vote at the Annual Meeting.


Record Date and Shares Outstanding

     Shareholders of record at the close of business on September 24, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 8,793,197 shares of the Company's Common Stock, no par value, were issued and outstanding.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.


Voting; Quorum; Abstentions; Broker Non-Votes

     Each shareholder is entitled to one vote for each share of Common Stock held by the shareholder on the Record Date. Every shareholder voting for the election of directors (Proposal One) may cumulate the shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote. A quorum comprising the holders of a majority of the outstanding shares of Common Stock on the Record

Date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum for the transaction of business but will not be treated as votes cast for purposes of the proposals presented herein.


Solicitation of Proxies

     The cost of this solicitation will be borne by the Company. The Company has retained the services of ChaseMellon Shareholder Services L.L.C. to aid in the solicitation of proxies from brokers, bank nominees, and other institutional owners. The Company estimates that it will pay ChaseMellon Shareholder Services L.L.C. a fee of approximately $6,000 for its services and will reimburse it for reasonable out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to the beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile, or telegram.


Deadline for Receipt of Shareholder Proposals for 2000 Annual Meeting

     Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of shareholders of the Company that are intended to be presented by the shareholders at the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than June 9, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a shareholder intends to submit a proposal at the Company's Annual Meeting that is not eligible for inclusion in the proxy statement relating to that meeting, the shareholder must give notice to the Company in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than August 17, 2000. If such a shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the Company's Annual Meeting in 2000.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

Nominees

     A board of six directors is to be elected at the Annual Meeting. The Board of Directors of the Company has authorized the nomination at the Annual Meeting of the persons named herein as candidates. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below. All of the nominees are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The Board of Directors will consider the names and qualifications of candidates for the Board submitted by shareholders in accordance with the procedures set forth in "Deadline for Receipt of Shareholder Proposals" above and the Company's Bylaws. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

Vote Required

     If a quorum is present and voting, the six nominees receiving the highest number of affirmative votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.

Nominees

     The names of the nominees and certain information about them are set forth below:

                                                                                    Director
       Name of Nominee        Age           Position(s) with the Company             Since
       ---------------        ---           ----------------------------             -----
Brian R. Carlisle ...........  48     Chairman of the Board and Chief Executive       1983
                                       Officer
Bruce E. Shimano ............  50     Vice President, Research and Development,       1983
                                       Secretary and Director
Ronald E. F. Codd(1) ........  44     Director                                        1998
Michael P. Kelly(1) .........  51     Director                                        1997
Cary R. Mock(2) .............  56     Director                                        1990
John E. Pomeroy(2) ..........  58     Director                                        1994

------------
(1) Member of Audit Committee.
(2) Member of Compensation Committee.

     There is no family relationship between any director or executive officer of the Company.

     Brian R. Carlisle has served as the Company's Chief Executive Officer and Chairman of the Board of Directors since he co-founded the Company in June 1983. From June 1980 to June 1983, he served as General Manager of Unimation, Inc. ("Unimation"), and from June 1977 to June 1980, he served as project manager of the West Coast Division of Unimation. At Unimation, Mr. Carlisle was responsible for new product strategy and development for Unimation's electric robots, control systems, sensing systems and other robotics applications. Mr. Carlisle received B.S. and M.S. degrees in Mechanical Engineering from Stanford University.

     Bruce E. Shimano has served as the Company's Vice President, Research and Development, Secretary, and as a director since he co-founded the Company in June 1983. Prior to that time, he was Director of Software Development at Unimation. Mr. Shimano received B.S., M.S. and Ph.D. degrees in Mechanical Engineering from Stanford University.

     Ronald E. F. Codd has served as a director of the Company since February 1998. In January 1999, Mr. Codd became the Chief Executive Officer and President of Momentum Business Applications, Inc. From September 1991 to December 1998, Mr. Codd served as Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary of PeopleSoft, Inc. From March 1989 to September 1991, Mr. Codd was Corporate Controller of MIPS Computer Systems, Inc., a microprocessor designer and computer manufacturer. Mr. Codd is also a director of Information Advantage, Inc., an on-line analytical processing software company. Mr. Codd is a Certified Public Accountant, a Certified Managerial Accountant, and holds a Certified Production and Inventory Management credential. Mr. Codd received a B.S. in Business Administration from the University of California, Berkeley and an M.M. from the J.L. Kellogg Graduate School of Management (Northwestern University).

     Michael P. Kelly has served as a director of the Company since April 1997. Since 1994, Mr. Kelly has served as a managing director of Broadview Associates, LLC, a corporate finance advisory firm. From 1993 to 1994, Mr. Kelly served as the president of Emerald Partners, a mergers and acquisitions firm and as a managing director of Emerald Partners' predecessor, Flemings, from 1988 to 1993. From 1985 to 1988, Mr. Kelly was a partner at Touche Ross & Co., an independent accounting firm. Mr. Kelly received a B.A. degree from Western Illinois University and an M.B.A. from St. Louis University.

     Cary R. Mock has served as a director of the Company since December 1990. Since January 1996, Mr. Mock has served as a financial advisor specializing in acquisitions and related corporate development activities. From October 1983 to December 1995, Mr. Mock served as Director of Acquisitions and Divestitures for Westinghouse Electric Corporation, having served in other positions since joining Westinghouse in 1964. Mr. Mock received a B.S. in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the State University of New York at Buffalo.

     John E. Pomeroy has served as a director of the Company since August 1994. Since May 1987, Mr. Pomeroy has served as President and Chief Executive Officer of Dover Technologies, a subsidiary of Dover Corporation and a manufacturer of production equipment for printed circuit board assembly. Mr. Pomeroy is also a director of Dover Corporation and HADCO Corporation, a supplier of electronic interconnect products and services. Mr. Pomeroy received a B.S. in Electrical Engineering from Purdue University.

 The Board of Directors recommends a vote "FOR" all six nominees listed above.


Board and Committee Meetings

     The Board of Directors of the Company held four meetings during fiscal 1999. Each incumbent director attended all meetings of the Board of Directors during the period of fiscal 1999 in which he served as a director and all meetings of the committees thereof, if any, upon which the director served during the period in which the individual was a director of the Company. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

     The Audit Committee, which currently consists of Messrs. Codd and Kelly, is responsible for overseeing actions taken by the Company's independent auditors and reviewing the Company's internal financial procedures and controls. The Audit Committee met once in fiscal 1999.

     The Compensation Committee, which consisted of Messrs. Mock and Pomeroy, is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administering various incentive compensation and benefit plans. The Compensation Committee met once during fiscal 1999.

                                 PROPOSAL TWO

                         AMENDMENT OF 1993 STOCK PLAN


     At the Annual Meeting, the shareholders are being asked to approve an amendment of the Company's 1993 Stock Plan (the "Stock Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares to 3,462,500. The Stock Plan was adopted by the Board of Directors in April 1993 and subsequently approved by the shareholders in June 1993. In October 1995 and October 1997, the Board of Directors adopted and the shareholders approved amendments to the Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 650,000 shares and 1,000,000 shares, respectively. As of September 24, 1999, options to purchase an aggregate of 1,614,145 shares of the Company's Common Stock were outstanding, with a weighted average exercise price of $6.0135 per share, and 200,369 shares (excluding the 1,000,000 shares subject to shareholder approval at this Annual Meeting) were available for future grant. In addition, 647,986 shares had been purchased pursuant to exercise of stock options under the Stock Plan.

     In August 1999, the Board of Directors approved an amendment to the Stock Plan, subject to shareholder approval, to increase the number of shares reserved for issuance thereunder by 1,000,000 shares, thereby increasing the total number of shares issuable under the Stock Plan from 2,462,500 to 3,462,500.

     The Stock Plan, as amended, authorizes the Board of Directors to grant stock options to eligible employees, directors and consultants of the Company. The Stock Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company has had a long-standing practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve shareholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require. In addition, to the extent that the Company increases its numbers of employees through acquisitions, the Company may use the Stock Plan to grant stock options to its new employees in order to align their incentives with those of the Company.

     The Board of Directors believes that the remaining shares available for grant under the Stock Plan are insufficient to accomplish the purposes of the Stock Plan described above. The Company anticipates there will be a need to hire additional technical or management employees during fiscal 1999, and it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the extremely competitive job market in Silicon Valley. In addition, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested.

For  these reasons, the Board of Directors recommends that the shareholders vote
              "FOR" approval of the amendment to the Stock Plan.


Vote Required

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Stock Plan. For this purpose, "Votes Cast" is defined to be the shares of the Company's Common Stock represented and voting of the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the total number of Votes Cast with respect to the proposal. The essential terms of the Stock Plan are summarized as follows:

Purpose

     The purposes of the Stock Plan are to attract, retain and motivate the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company, and to promote the success of the Company's business.


Administration

     The Stock Plan may be administered by the Board of Directors of the Company or by a Committee of the Board. The Stock Plan is currently being administered by the Compensation Committee of the Board of Directors. The Board or the committee appointed to administer the Stock Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board or its committees receive no additional compensation for their services in connection with the administration of the Stock Plan.


Eligibility and Performance-based Compensation Limitations

     The Stock Plan provides that either incentive or nonqualified stock options may be granted to employees (including officers and directors) of the Company or any of its designated subsidiaries. In addition, the Stock Plan provides that nonqualified stock options may be granted to consultants of the Company or any of its designated subsidiaries and to non-employee directors of the Company. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making the determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors.

     No employee will be granted, in any fiscal year of the Company, options to purchase more than 200,000 shares of Common Stock, except that in connection with an employee's initial employment, he or she may be granted options to purchase up to an additional 200,000 shares. The foregoing limitation, which will be adjusted proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, there is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable for the first time in any calendar year by an employee.


Terms of Options

     Each option granted pursuant to the Stock Plan is evidenced by a stock option agreement between the Company and the optionee to whom the option is granted and is subject to the following additional terms and conditions:

       (1) Exercise of the Option: The Administrator determines when options granted under the Stock Plan may be exercisable. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of shares of the Company's Common Stock previously owned for at least six months or that were not acquired from the Company, subject to certain additional conditions. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator and as permitted by the California Corporations Code.

           Options may be exercised at any time on or following the date the options are first exercisable. An Option may not be exercised for a fraction of a share.

       (2) Option Price: The option price of non-qualified options granted under
     the  Stock  Plan  is  determined  by  the   Administrator,   provided  that
     non-qualified options intended to qualify as

   "performance-based compensation" within the meaning of Section 162(m) of the Code must be granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Incentive stock options granted under the Stock Plan must be granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, except in the case of grants of incentive stock options granted to employees who, at the time of grant, own stock representing more than 10% of the voting power of all outstanding classes of the Company's capital stock. In such cases, the applicable exercise price of incentive stock options granted to such employees cannot be less than 110% of the fair market value of the Company's Common Stock on the date of grant. The Stock Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share will be the closing price on the Nasdaq National Market on the date of grant of the option, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

       (3) Termination Of Employment: The Stock Plan provides that if the optionee's continuous status as an employee, director or consultant by the Company is terminated for any reason, other than death or disability, options may be exercised to the extent they were exercisable on the date of termination within 30 days (or such other period not exceeding three months in the case of incentive stock options as the Administrator may determine) after the termination, but in no event later than the expiration date of the term of the option as set forth in the Notice of Grant. An optionee may be exempt from this rule if the optionee is on a leave of absence approved by the Board or if the optionee is transferred to a subsidiary or parent of the Company.

       (4) Death: If an optionee should die while an employee, director or a consultant of the Company, options may be exercised to the extent they were exercisable on the date of termination at any time within six months after the date of death but in no event later than the expiration of the term of the option as set forth in the Notice of Grant.

       (5) Disability: If an optionee's continuous status as an employee, director or consultant is terminated due to a disability, options may be exercised to the extent they were exercisable on the date of termination at any time within six months from the date of the termination but in no event later than the expiration of the term of the option as set forth in the Notice of Grant.

       (6) Termination of Options: Options granted under the Stock Plan expire no later than ten years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant of the option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after its expiration.

       (7) Nontransferability of Options: Unless determined otherwise by the Administrator, an option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. If the Administrator makes an option transferable, the option shall contain such additional terms and conditions as the Administrator deems appropriate.


Adjustment Upon Changes in Capitalization or Merger

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, the Board is required to notify holders of options under the Stock Plan at least 15 days prior to the proposed action, and all outstanding options not previously exercised will terminate automatically upon such dissolution or liquidation.

     In the event of a proposed sale of the assets of the Company or the merger of the Company with or into another corporation, all options outstanding under the Stock Plan will be assumed or an equivalent option will be substituted by the successor corporation. If the successor corporation refuses to fully assume all options, the Board shall have the discretion to (i) permit each optionee to exercise such options prior to the transaction for all shares of Common Stock subject to the options, including shares for which the options would not otherwise be exercisable or (ii) terminate the options with respect to unvested shares. Options outstanding under the Stock Plan will be considered assumed if, following the merger or sale of assets, the option or right granted to the Optionee by the purchaser or acquirer confers the right to receive for each share of Common Stock subject to the options the consideration received in the merger or sale of assets in exchange for outstanding shares of the Common Stock on the date of the transaction; provided, however, that if the consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the merger or sale of assets.


Amendment and Termination

     The  Board  of  Directors may amend, alter, suspend, or terminate the Stock
Plan at any time or may terminate it without approval of the shareholders. Shareholder approval is required for any amendment to the Stock Plan to the extent necessary or desirable to comply with Rule 16b-3 promulgated under
Section 16 of the Exchange Act or Section 422 of the Code, or any successor rule or statute or other applicable law, including the requirements of any exchange or automatic quotation system on which the Company's Common Stock may be listed. No action by the Board of Directors or shareholders may alter or impair any option previously granted under the Stock Plan without the consent of the optionee. Unless terminated earlier, the Stock Plan will terminate in June 2003.


Tax Information

     Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonqualified options.

     Incentive Stock Options

     The Code provides favorable federal income for tax treatment to holders of options qualifying as incentive stock options. Even if designated as an incentive stock option in the applicable option agreement, any option in excess of the $100,000 limit on exercisability in any calendar year will be deemed to be a non-qualified stock options and treated as described under the caption "Non-Qualified Stock Options." If an option granted under the Stock Plan is treated as an incentive stock option, the optionee will recognize no income upon grant of the option, and will recognize no income upon exercise of the Option unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an incentive stock option.

     Upon the sale or exchange of shares issued more than two years after grant of the option and one year after exercise of the option (the "Incentive Stock Option Holding Periods"), any gain or loss will be treated as long-term capital gain or loss. If the Incentive Stock Option Holding Periods are not satisfied (i.e., the optionee makes a disqualifying disposition), the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     Non-Qualified Stock Options

     All other options which do not qualify as incentive stock options are referred to as non-qualified options. Non-qualified options granted under the Stock Plan will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option.

     Upon the exercise of an option, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon a resale of the shares issued upon exercise of a non-qualified option, any difference between the sales price and the fair market value of the shares on the date of exercise of the non-qualified option (or the fair market value of the shares on the date they become vested, if a Section 83(b) election has not been timely filed) will be treated as capital gain or loss.

     Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a non-qualified option.

     Alternative Minimum Tax

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. Under certain circumstances, an optionee may affect the timing and measurement of AMT by filing an election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an incentive stock option.

     Tax Summary

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Stock Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.


Participation in the Stock Plan

     The grant of options under the Stock Plan to consultants, directors and executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Stock Plan. Accordingly, future awards are not determinable. The table of option grants under "Option Grants in Fiscal Year 1999" on page 15 provides information with respect to the grant of options to the chief executive officer and the other executive officers named in the Summary Compensation Table below during fiscal 1999. During fiscal 1999, all current executive officers as a group and all other employees as a group received options to purchase 190,000 shares and 342,590 shares, respectively, pursuant to the Stock Plan. In addition, certain executive officers and other employees received options in connection with the Company's option repricing program in exchange for equivalent options that had a higher exercise price that were cancelled. See "Report of Compensation Committee of the Board of Directors--Stock Option Repricing."

                                PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2000, and recommends that shareholders vote for ratification of the appointment. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements annually since 1984. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to questions.

   The Board recommends a vote "FOR" the ratification of the appointment of
          Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The   following   table   sets  forth  certain  information  regarding  the
beneficial ownership of Common Stock of the Company as of the Record Date as to:

       * each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock,

       * each director,

       * each of the executive officers named in the Summary Compensation Table below, and

       * all directors and executive officers as a group.


                                                       Common
                                                        Stock        Approximate
         Five Percent Shareholders,                  Beneficially     Percentage
  Directors and Certain Executive Officers              Owned          Owned(1)
  ----------------------------------------              -----          --------
Kopp Investment Advisors Inc.(2) .................     1,547,500         17.6%
 7701 France Avenue South, Suite 500
 Edina, Minnesota 55435
Dimensional Fund Advisors, Inc.(3) ...............       602,900          6.9
 1299 Ocean Ave., 11th Floor
 Santa Monica, California 90401
Brian R. Carlisle(4) .............................       377,318          4.3
Bruce E. Shimano(5) ..............................       338,769          3.8
John E. Pomeroy(6) ...............................        23,623           *
Cary R. Mock(7) ..................................        18,623           *
Michael P. Kelly(8) ..............................        11,561           *
Ronald E. F. Codd(9) .............................        12,124           *
Charles S. Duncheon(10) ..........................       195,727          2.2
Richard J. Casler, Jr.(11) .......................        34,208           *
Marcia R. Alstott(12) ............................        13,014           *
All directors and executive officers as a group
 (10 persons)(13) ................................     1,024,967         11.3

------------
   * Less than 1%
 (1) Applicable percentage ownership is based on 8,793,197 shares of Common Stock outstanding as of the Record Date together with applicable options for the shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after the Record Date, are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage of any other person.
 (2) Reflects ownership as reported on Amendment No. 4 to Schedule 13G dated January 27, 1999 filed with the Commission by Kopp Investment Advisors, Inc. ("KIA"). As set forth in KIA's filing, represents shares beneficially owned by (i) KIA, a registered investment advisor, (ii) Kopp Holding Company ("Holding"), (iii) Kopp Funds, Inc. ("Funds"), a registered investment advisor, and (iv) LeRoy C. Kopp individually and through his ownership of a controlling interest in KIA and his control over Holdings and Funds. KIA beneficially owns 1,547,500 shares of the Company's common stock, has sole voting power over 761,000 shares of the Company's Common Stock, sole dispositive power over 615,000 shares of the Company's Common Stock and shared dispositive power over 932,500 shares of the Company's Common Stock. Holding beneficially owns 1,547,500 shares of the Company's
     Common Stock. Funds beneficially owns 615,000 shares of the Company's Common Stock. Mr. Kopp has beneficial ownership of 1,567,500 shares of the Company's Common Stock and sole voting and dispositive power over 20,000 shares of the Company's Common Stock.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

 (3) Reflects ownership as reported on the Schedule 13G dated February 12, 1999 filed with the Commission by Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor. Dimensional beneficially owns and has sole voting and dispositive power over 602,900 shares of the Company's Common Stock
 (4) Includes 79,685 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date. Mr. Carlisle is Chairman of the Board and Chief Executive Officer of the Company.
 (5) Includes 54,684 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date and 22,500 shares held by Mr. Shimano as custodian for his children under the California Uniform
     Transfers to Minors Act. Mr. Shimano is Vice President, Research and Development, Secretary and a director of the Company.
 (6) Includes 18,623 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date. Mr. Pomeroy is a director of the Company.
 (7) Includes 18,623 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date. Mr. Mock is a director of the Company.
 (8) Includes 11,561 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date. Mr. Kelly is a director of the Company.
 (9) Includes 7,124 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date. Mr. Codd is a director of the Company.
(10) Includes 67,560 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date and 4,500 shares held by Mr. Duncheon's spouse. Mr. Duncheon is Senior Vice President, Marketing and Sales of the Company.
(11) Includes 23,958 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date. Mr. Casler is the Company's Vice President, Engineering.
(12) Includes 10,936 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date. Ms. Alstott is the Company's Vice President, Operations.
(13) Includes 292,754 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of the Record Date.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS


Executive Compensation

     The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company for services rendered in all capacities to the Company for the fiscal year ended
June 30, 1999.

                                            SUMMARY COMPENSATION TABLE

                                                                               Long-Term
                                                                              Compensation
                                                                              ------------
                                                                                 Awards
                                                                              ------------
                                                                                Number of
                                                  Annual Compensation(1)        Securities
                                       Fiscal     -----------------------       Underlying          All Other
   Name and Principal Position          Year       Salary      Bonus(2)          Options          Compensation $
   ---------------------------          ----       ------      --------          -------          --------------
Brian R. Carlisle ..................    1999       $275,267    $   --             25,000              12,580(5)
 Chairman of the Board and Chief        1998        262,117     31,000            25,000              12,377(6)
 Executive Officer                      1997        217,442        --            100,000              15,289(7)

Charles S. Duncheon ................    1999        191,049     33,992           120,000 (4)          11,787(5)
 Senior Vice President, Marketing       1998        186,439     59,437            20,000              12,468(6)
 and Sales                              1997        171,996     46,283            50,000              11,482(7)

Bruce E. Shimano ...................    1999        183,033        --             20,000              10,899(5)
 Vice President, Research and           1998        178,555     13,000            20,000              11,488(6)
 Development, Secretary and Director    1997        166,346        --             75,000              11,366(7)

Richard J. Casler ..................    1999        161,894        --             35,000 (4)          10,541(5)
 Vice President, Engineering            1998        159,744     18,053            10,000              10,245(6)
                                        1997        140,825        --             10,000               9,915(7)

Marcia R. Alstott(3) ...............    1999        148,023        --             50,000 (4)          80,631(5)
 Vice President, Operations             1998         40,385     25,000            40,000              35,991(6)
                                        1997            --         --                --                  --

------------
(1) Other than salary, bonus and all other compensation described herein, the Company did not pay the persons named in the Summary Compensation Table any compensation, including incidental personal benefits that in the aggregate constituted an excess of 10% of the executive officer's salary.
(2) Bonus compensation for fiscal 1998 consisted in part of bonuses earned in fiscal 1998 but paid in fiscal 1999 of $31,000 for Mr. Carlisle, $13,000 for Mr. Shimano and $18,053 for Mr. Casler. Bonus compensation for Mr.
    Duncheon consists of (i) $33,992 in commission income earned and paid in fiscal 1999, (ii) $59,437 in commission income earned in fiscal 1998 and paid in fiscal 1999, and (iii) $46,282 in commission income earned and paid in fiscal 1997.
(3) As Ms. Alstott joined the Company in March 1998, her compensation for Fiscal Year 1998 did not qualify for insertion in the Summary Compensation Table in the 1998 Proxy Statement.
(4) Option grant figure includes options to purchase an aggregate of 20,000, 10,000 and 30,000 shares of Common Stock granted to Mr. Duncheon, Mr.
    Casler and Ms. Alstott in connection with the Company's option repricing program in exchange for equivalent options that had a higher exercise price that were cancelled.
(5) Other compensation for fiscal 1999 consists of (i) group term life excess premiums of $534 for Mr. Carlisle, $366 for Mr. Duncheon, $351 for Mr. Shimano, $313 for Mr. Casler and $292 for Ms. Alstott; (ii) automobile allowance for $9,784 for Mr. Carlisle, $9,768 for Mr. Duncheon, $8,736 for Mr. Shimano, $9,268 for Mr. Casler and $9,055 for Ms. Alstott; (iii) supplemental life insurance premiums of $1,762 for Mr. Carlisle, $1,153 for Mr. Duncheon, $1,302 for Mr. Shimano, $960 for Mr. Casler and $538 for Ms. Alstott; (iv) matching contributions of $500 by the Company under is 401(k) Plan for each of Messrs. Carlisle, Duncheon, Shimano and for Ms. Alstott; and (v) loan forgiveness of $70,477 for Ms. Alstott per the terms of her April 1998 promissory note.

                                              (Footnotes continued on next page)

                                       13


(Footnotes continued from previous page)

(6) Other compensation for fiscal 1998 consisted of (i) group term life excess premiums of $1,008 for Mr. Carlisle, $1,116 for Mr. Duncheon, $686 for Mr. Shimano, $601 for Mr. Casler and $118 for Ms. Alstott; (ii) automobile allowances for $8,736 for Mr. Carlisle, $9,638 for Mr. Duncheon, $8,736 for Mr. Shimano, $8,736 for Mr. Casler and $2,352 for Ms. Alstott; (iii) supplemental life insurance premiums of $1,633 for Mr. Carlisle, $714 for Mr. Duncheon, $1,066 for Mr. Shimano, $909 for Mr. Casler and $192 for Ms. Alstott; (iv) matching contributions of $1,000 by the Company under its 401(k) Plan for each of Messrs. Carlisle, Duncheon and Shimano and $269 for Ms. Alstott; and (v) relocation assistance of $33,060 for Ms. Alstott.

(7) Other compensation for fiscal 1997 consisted of (i) group term life excess premiums of $844 for Mr. Carlisle, $668 for Mr. Duncheon, $646 for Mr. Shimano, $548 for Mr. Casler and $573 for Ms. Lange; (ii) automobile allowances of $12,104 for Mr. Carlisle, $8,790 for Mr. Duncheon, $8,736 for Mr. Shimano, and $8,736 for Mr. Casler; (iii) supplemental life insurance premiums of $1,340 for Mr. Carlisle, $1,024 for Mr. Duncheon, $984 for Mr. Shimano and $632 for Mr. Casler; and (iv) matching contributions under its 401(k) Plan of $1,000 for each of Messrs. Carlisle, Duncheon, and Shimano.

                       OPTION GRANTS IN FISCAL YEAR 1999

     The following table sets forth certain information regarding the grant of stock options to the persons named in the Summary Compensation Table during the fiscal year ended June 30, 1999.



                                                     Individual Grants
                               -------------------------------------------------------------
                                                                                                Potential Realizable
                                              Percentage of                                        Value at Assumed
                                Number of         Total                                         Annual Rates of Stock
                               Securities        Options                                        Price Appreciation for
                               Underlying      Granted to        Exercise                           Option Term(1)
                                 Option        Employees in      Price Per      Expiration     ------------------------
             Name              Granted(2)      Fiscal Year      Share(3)(4)        Date           5%           10%
------------------------------ ------------   ---------------   -------------   ------------   ----------   -----------
Brian R. Carlisle ............   25,000           2.75           $  6.625        08/07/08      $104,161     $ 263,964

Charles S. Duncheon  .........   20,000           2.20              6.625        08/07/08        83,329       211,171
                                 20,000 (5)       2.20              7.000        08/21/08        88,045       223,124
                                 80,000           8.81              4.625        10/09/98       232,691       589,684
Bruce E. Shimano  ............   20,000           2.20              6.625        08/07/08        83,329       211,171

Richard J. Casler, Jr. .......   10,000           1.10              6.625        08/07/08        41,664       105,585
                                 10,000 (5)       1.10              7.000        08/21/98        44,023       111,562
                                 15,000           1.65              4.625        10/09/08        43,630       110,569

Marcy R. Alstott  ............   10,000           1.10              6.625        08/07/08        41,664       105,585
                                 30,000 (5)       3.30              7.000        08/21/98       132,068       334,686
                                 10,000           1.10              7.031        02/11/09        44,218       112,056

------------
 *  Less than 1%.
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimates of future stock price growth.
(2) Each of the options becomes exercisable as to 1/48th of the option shares each month with full vesting occurring on the fourth anniversary of the date of grant.
(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.
(4) Exercise price may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. (5) Figure includes options to purchase an aggregate of 20,000, 10,000 and 30,000 shares of Common Stock granted to Mr. Duncheon, Mr. Casler and Ms. Alstott in connection with the Company's option repricing program in exchange for equivalent options that had a higher exercise price that were cancelled.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information regarding the exercise of stock options in the last fiscal year by the persons named in the Summary Compensation Table and the value of options held by these individuals as of June 30, 1999.



                                                                  Number of Securities              Value of Unexercised
                                                                 Underlying Unexercised                 In-the-Money
                                 Shares                                Options at                        Options at
                                Acquired                             June 30, 1999 (#)               June 30, 1999 ($)(1)
                                   on           Value        -------------------------------   -------------------------------
             Name               Exercise     Realized(2)     Exercisable       Unexercisable     Exercisable     Unexercisable
             ----               --------     -----------     -----------       -------------   -------------   ---------------
Brian R. Carlisle  ............  25,000        $    --          62,499            62,501         $ 142,342        $ 129,658
Charles S. Duncheon   .........  35,750         144,788         53,881           117,369           190,565          504,972
Bruce E. Shimano   ............  25,000          (2,350)        41,457            48,543            86,093           98,907
Richard J. Casler, Jr.   ......      --             --          20,284            32,216            66,060          124,690
Marcy R. Alstott   ............      --             --           4,791            45,209            13,931          127,009

------------
(1) Market value of the Company's Common Stock at June 30, 1999 minus the exercise price.
(2) Market value of the Company's Common Stock at the exercise date minus the exercise price.

Employment Contracts and Change-In-Control Arrangements

     The  Company  currently  has  no  employment  contracts  with  any  of  the executive officers listed in the Summary Compensation Table, and no compensatory plan or arrangement with the executive officers that are activated upon resignation, termination or retirement of any executive officer upon a change in control of the Company.


Compensation of Directors

     No director currently receives any cash compensation for attendance at Board or committee meetings, except that directors will be reimbursed for travel and lodging expenses incurred in attending Board and committee meetings. The Company's 1995 Director Option Plan provides that options shall be granted to non-employee directors of the Company pursuant to an automatic nondiscretionary grant mechanism. Upon joining the Board of Directors, each new non-employee director is granted an option automatically (the "Initial Grant"). Each non-employee director is granted an option to purchase 3,000 shares of Common Stock annually (the "Annual Grant") for so long as the individual remains a member of the Board. Messrs. Codd, Kelly, Mock and Pomeroy each received an Annual Grant of an option to purchase 3,000 shares of the Company's Common Stock on February 11, 1999 at an exercise price of $7.031 per share. All the options were granted at the fair market value of the Common Stock on the date of grant. The Initial Grants to non-employee directors vest at a rate of 25% on the first anniversary date of grant and at a rate of 1/48th of the shares per month thereafter, and the Annual Grants become exercisable at a rate of 1/48th of the shares subject to the options on the monthly anniversary of the date of grant. Directors are also eligible to participate in the 1993 Stock Plan.


Compensation Committee Interlocks and Insider Participation

     In fiscal 1999, the Compensation Committee consisted of Messrs. Mock and Pomeroy. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members.

Report of Compensation Committee of the Board of Directors

     This Report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference into such filing.

     The following is the Report of the Compensation Committee describing the compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to our executive officers for the fiscal year ended June 30, 1999.

     General. The responsibilities of the Compensation Committee are to administer the Company's various incentive plans, including the 1995 Director Option Plan and the Company's 1993 Stock Option Plan (collectively, the "Equity Plans") and to set compensation policies applicable to the Company's executive officers. The Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, the individual contribution of officers to the financial success of the Company and market rates of compensation at similarly situated technology companies. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon the officer's own level of performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary, which is established primarily on the basis of individual performance and market considerations, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance goals and the executive's contribution, and (iii) long-term stock-based incentive awards that are intended to strengthen the mutuality of interests between the executive officers and the shareholders.

     Base Salary. Individual salaries are determined based on individual experience, performance and breadth of responsibility within the Company. The Compensation Committee reviews these factors for each executive officer each year. In addition, the Compensation Committee considers executive officers' salaries for relative competitiveness with similarly situated companies.

     Commissions and Bonuses. Incentive cash compensation for Charles S. Duncheon, the Company's Senior Vice President of Marketing and Sales, consists of commission income. Mr. Duncheon received $33,992 in fiscal 1999 for commissions earned in fiscal 1999. The Compensation Committee sets new goals for each executive and the Company as a whole each fiscal year on the basis of past performance and objectives for the next fiscal year.

     Equity Plans. The Equity Plans are long-term incentive plans for all employees. These plans are intended to align shareholder and employee interests by creating a direct link between long-term rewards and the value of the
Company's shares. The Compensation Committee believes that long-term stock ownership by executive officers and all employees is an important factor in retaining valued employees and in achieving growth in share value. The options utilize vesting periods that encourage employees to continue in the employ of the Company. Because the value of an option bears a direct relationship to the Company's stock price, the Compensation Committee believes that options motivate executive officers and employees to manage the Company in a manner which will benefit all shareholders.

     The Equity Plans authorize the Compensation Committee to award stock options to employees at any time. The exercise price per share of each stock option is generally equal to the prevailing market value of a share of the Company's Common Stock on the date the option is granted. The size of stock option grants is determined by a number of factors, including comparable grants to executive officers and employees of similarly situated companies, as well as the executive officer's relative position and responsibilities with the Company, the individual performance of the executive officer over the previous fiscal year and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy.

     CEO Compensation. The compensation of Mr. Carlisle consists of base salary, bonuses and stock options. The Board of Directors periodically reviews Mr. Carlisle's base salary and bonus and revises his compensation based on the Board's overall evaluation of his performance toward the achievement of the Company's financial, strategic and other goals, with consideration given to his length of service and to competitive chief executive officer compensation information. In fiscal 1999, Mr. Carlisle earned a base salary of $275,267 as set by the Compensation Committee. Mr. Carlisle was granted stock options to purchase 25,000 shares of Common Stock at an exercise price of $6.625 per share in fiscal 1999. The Compensation Committee granted Mr. Carlisle the option to purchase these shares following consideration of Mr. Carlisle's unvested option position relative to industry norms for chief executive officers of similarly situated companies.

     Section 162(m)

     The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers named in the proxy statement, unless the compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

     Stock Options Repricing

     The principal purpose of the Company's 1993 Stock Option Plan is to provide an equity incentive to employees to remain in the employment of the Company and to work diligently in its best interests. Because a significant number of employees held options that had exercise prices that were substantially above the market price of the Company's Common Stock, the Board of Directors determined that the principal purpose of the Company's 1993 Stock Option Plan would not be achieved for these employees, and further determined that it was critical to the best interests of the Company and to its stockholders that the Company retain the services of these employees. Accordingly, in August 1998, the Company's Board of Directors authorized the repricing of outstanding options to purchase Common Stock under the Company's stock option plans. Employees, including Named Executive Officers, were eligible to participate if they remained employed at the effective date of the repricing. Of the 165 employees that were eligible to participate in the repricing program, 133 employees did so. The repricing/option exchange was effective August 21, 1998 (the "Repricing Effective Date"). The repricing program offered eligible employees the opportunity to exchange eligible outstanding options with exercise prices in excess $7.00 per share for a new option with an exercise price equal to $7.00 per share. Other than the exercise price, each new option issued upon exchange has terms substantially equivalent to the surrendered option, including with respect to the number of shares. However, the vesting of the options was retarded by 12 months effective August 21, 1998 and the new expiration date was set at August 21, 2008.

     The following table provides information with respect to the August 1998 repricing for the Named Executive Officers and for other executive officers of the Company who elected to reprice options. These are the only executive officers who had any of their options repriced.

                                            Ten-Year Option/SAR Repricings

                                                                                                         Length of
                                             Number of                                                   Original
                                             Securities       Market                                      Option
                                             Underlying      Price of        Exercise                      Term
                                              Options/       Stock at        Price at                    Remaining
                                                SARs          Time of         Time of         New           at
                                             Repriced or    Repricing or    Repricing or    Exercise      Date of
                                              Amended        Amendment       Amendment       Price      Repricing or
              Name                 Date        (#)(1)           ($)             ($)           ($)        Amendment
              ----                 ----      -----------    ------------    ------------    ---------   ------------
Current Executive Officers
 Brian R. Carlisle  ............  8/21/98         --          $ 6.063          $   --        $ 7.00        $  --

 Charles S. Duncheon ...........  8/21/98      11,259           6.063           11.75          7.00         9.01
                                  8/21/98       8,741           6.063           11.75          7.00         9.01

 Bruce E. Shimano ..............  8/21/98         --            6.063              --          7.00           --

 Richard J. Casler, Jr. ........  8/21/98      10,000           6.063           11.75          7.00         9.01

 Marcy R. Alstott ..............  8/21/98      26,571           6.603           10.31          7.00         9.73
                                  8/21/98       3,429           6.063           10.31          7.00         9.73
Former Executive Officers
 Betsy A. Lange  ...............  8/21/98       7,000           6.063           11.75          7.00         9.01

------------
(1) All options repriced by the Named Executive Officers and other executive officers listed in the above table were granted under the 1993 Plan.



                                            Respectfully submitted,


                                            The Compensation Committee:
                                            Cary R. Mock
                                            John E. Pomeroy

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
           ADEPT TECHNOLOGY, INC., THE NASDAQ STOCK MARKET-US INDEX
                               AND A PEER GROUP

     The stock price performance graph set forth below under the caption "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into such filings.


Performance Graph

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                12/15/95  06/30/96  06/30/97  06/30/98  06/30/99
                                --------  --------  --------  --------  --------
Adept Technology, Inc.             100       147        92        80       103
Nasdaq Stock Market (U.S.) Index   100       116       141       185       265
Peer Group                         100        81       124        83       142


     This graph assumes that $100 was invested on December 15, 1995 in the Company's Common Stock and in the Nasdaq Stock Market US Index and in a Peer Group Index, comprised of fourteen companies in the robotics and vision systems industries, and that all dividends were reinvested.

     No dividends have been declared or paid on the Company's Common Stock. The Company intends to retain future earnings, if any, to fund its business and does not anticipate paying any cash dividends in the foreseeable future.
Shareholder returns over the period indicated should not be considered indicative of future shareholder returns.

Certain Transactions

     In  connection  with  the employment of Kathleen M. Fisher, Vice President,
Finance and Chief Financial Officer, in August 1999, the Company loaned Ms. Fisher $255,132 pursuant to a promissory note secured by Ms. Fisher's residence. The interest rate on the note was initially set at 5.25% and will be reset every August 2 to the then-applicable Federal short-term rate. The purpose of the loan was to provide Ms. Fisher housing assistance. The loan is evidenced by a promissory note that provides for forgiveness of principal at a rate of $25,513 per year over ten years so long as Ms. Fisher continues as an employee of the Company. Ms. Fisher's loan included an obligation for the Company to reimburse Ms. Fisher for taxes payable by her and for interest payable each year on February 2. In the event that Ms. Fisher ceases employment voluntarily within the first four years of her employment, the loan will become due and payable 180 days after the effective date of her termination. If Ms. Fisher leaves the Company after four years, the loan will be forgiven. If Ms. Fisher's employment by the Company is terminated involuntarily for any reason by the Company or she dies or becomes disabled, the remaining balance of principal and interest due on the loan will be forgiven.

     On May 7, 1999, the Company loaned Bruce Shimano, Vice President, Research and Development, Secretary and Director, the sum of $165,000 pursuant to an unsecured promissory note. Mr. Shimano paid off the note in its entirety on August 16, 1999. The note was due and payable on May 7, 2004. The interest rate on the note was set at the applicable Federal short-term rate on May 7, 1999, with the rate to adjust to the then-applicable Federal short-term rate on each successive May 7. Interest payments were payable on an annual basis beginning on May 7, 2000.

     On May 7, 1999, the Company loaned Brian Carlisle, Chairman of the Board and Chief Executive Officer, the sum of $165,000 pursuant to an unsecured promissory note. Mr. Carlisle paid off the note in its entirety on August 16, 1999. The note was due and payable on May 7, 2004. The interest rate on the note was set at the applicable Federal short-term rate on May 7, 1999, with the rate to adjust to the then-applicable Federal short-term rate on each successive May 7. Interest payments were payable on an annual basis beginning on May 7, 2000.

     Universal Instruments, a subsidiary of Dover Technologies, bought $107,550 worth of linear modules and controls from the Company in Fiscal 1999. Mr. Pomeroy, a director of the Company, is the President and Chief Executive Officer of Dover Technologies.

     All future transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by the Compensation Committee of the Board of Directors, which consists of independent and disinterested outside directors.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1999 all executive officers and directors of the Company complied with all applicable filing requirements. However, Cary R. Mock and John E. Pomeroy filed delinquent Form 5 filings covering fiscal years 1996, 1997 and 1998.


                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. See "Deadline for Receipt of Shareholder Proposals for 2000 Annual Meeting."

                       ADJOURNMENT OF THE ANNUAL MEETING

     In the event that there are not sufficient votes to approve any proposal incorporated herein at the time of the Annual Meeting, the proposal could not be approved unless the Annual Meeting were adjourned in order to permit further solicitation of proxies from holders of the Company's Common Stock. Proxies that are being solicited by the Company's Board grant discretionary authority to vote for any adjournment, if necessary. If it is necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of the time and place at the Annual Meeting. A majority of the shares represented and voting at the Annual Meeting is required to approve the adjournment, regardless of whether there is a quorum present at the Annual Meeting.




                                            THE BOARD OF DIRECTORS


Dated: October 4, 1999

                                                                    APPENDIX A

                              ADEPT TECHNOLOGY, INC

                                 1993 STOCK PLAN
                        (as amended through August 1999)

         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the common stock of the Company.

                  (g) "Company" means Adept Technology, Inc., a California corporation.

                  (h) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

                  (i) "Continuous Status as an Employee, Director or Consultant" means that the employment relationship, directorship or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain

Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (j) "Director" means a member of the Board.

                  (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  regularly  quoted by a
recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                  (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (r) "Option" means a stock option granted pursuant to the Plan.

                  (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (t) "Optioned Stock" means the Common Stock subject to an Option.

                  (u) "Optionee" means an Employee, Director or Consultant who receives an Option.

                  (v) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (w) "Plan" means this 1993 Stock Plan.

                  (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (y) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

                  (z) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,462,500. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Multiple  Administrative  Bodies. The Plan may be
administered by different Committees with respect to different groups of Employees, Directors and Consultants.

                           (ii)   Section   162(m).   To  the  extent  that  the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iii) Rule 16b-3. To the extent  desirable to qualify
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other  Administration.  Other  than as  provided
above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

                           (i) to determine  the Fair Market Value of the Common
Stock, in accordance with Section 2(l) of the Plan;

                           (ii)  to  select   the   Employees,   Directors   and
Consultants to whom Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
are granted hereunder;

                           (iv) to  determine  the  number  of  Shares of Common
Stock to be covered by each such award granted hereunder;

                           (v) to approve  forms of agreement  for use under the
Plan;

                           (vi) to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), and any restriction or limitation regarding any Option or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii) to reduce the  exercise  price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                           (viii) to  construe  and  interpret  the terms of the
Plan and awards granted pursuant to the Plan;

                           (ix)  to  prescribe,  amend  and  rescind  rules  and
regulations relating to the Plan;

                           (x) to  modify  or  amend  each  Option  (subject  to
Section 13(b) of the Plan);

                           (xi) to allow  Optionees to satisfy  withholding  tax
obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                           (xii) to authorize any person to execute on behalf of
the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                           (xiii)  to  determine  the  terms  and   restrictions
applicable to Options; and

                           (xiv)  to  make  all  other   determinations   deemed
necessary or advisable for administering the Plan.

                  (c)  Effect  of  Administrator's   Decision.   All  decisions,
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of Optionee's employment relationship, directorship or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment relationship, directorship or consulting relationship at any time, with or without cause.

                  (e) The following limitations shall apply to grants of Options to Employees:

                           (i) No Employee shall be granted,  in any fiscal year
of the Company, Options to purchase more than 200,000 Shares, provided, however, that in connection with his or her initial employment, an Employee may be granted Options to purchase up to 400,000 Shares. To the extent such a new Employee is granted Options to purchase more than 200,000 shares, he or she shall not be entitled to additional grants during such fiscal year.

                           (ii) The  foregoing  limitations  shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11.

                           (iii) If an Option is  cancelled  in the same  fiscal
year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limits set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

         8. Option Exercise Price and Consideration.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)  granted to any  Employee  other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory  Stock Option, the
per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii)  Notwithstanding the foregoing,  Options may be
granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (b) At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

                  (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           An Option may not be  exercised  for a fraction  of a
Share.

                           An  Option  shall  be  deemed  to be  exercised  when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Continuous Status as an Employee, Director or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant with the Company, such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee.  Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of the death of an Optionee, the Option may be exercised, at any time within six
(6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the
Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

         11. Adjustments Upon Changes in Capitalization; Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board shall have the discretion either (i) to permit each Optionee to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable or (ii) to terminate the Option with respect to unvested Shares. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or asset sale, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or asset sale, the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or asset sale was not solely common stock of the successor corporation or its parent, the
Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or asset sale.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                 The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

                                                                      APPENDIX B

PROXY  ADEPT TECHNOLOGY, INC.                                             PROXY

                      1999 ANNUAL MEETING OF SHAREHOLDERS
                                November 5, 1999

          This Proxy is solicited on behalf of the Board of Directors


     The undersigned shareholder of ADEPT TECHNOLOGY, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 4, 1999, and hereby appoints Brian R. Carlisle and Kathleen M. Fisher, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of ADEPT TECHNOLOGY, INC. to be held on November 5, 1999 at 9:00 a.m. local time, at the Santa Clara Marriott, 2700 Mission College Boulevard, Santa Clara, California 95054 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


                (Continued, and to be signed on the other side)


                                                                [X]  Please mark
                                                                      your votes
                                                                       as this


                                      WITHHOLD               FOR                     AGAINST                       ABSTAIN
                              FOR     FOR ALL                [ ]                       [ ]                           [ ]

1. ELECTION OF DIRECTORS:     [ ]       [ ]                  2. To approve  an  amendment  to  the  Company's  1993  Stock
   NOMINEES:                                                    Plan to  increase by  1,000,000  shares to  3,462,500  the
   Brian R. Carlisle,                                           number of shares reserved for issuance thereunder.
   Bruce E. Shimano, Ronald E. F. Codd, Michael P. Kelly,
   Cary R. Mock, John E. Pomeroy                             FOR                     AGAINST                       ABSTAIN
                                                             [ ]                       [ ]                           [ ]
INSTRUCTION: If you wish to withhold authority to vote for
any individual nominee, write that nominee's name in the     3. Proposal  to ratify  the appointment  of Ernst & Young LLP
space provided below.                                           as the independent  auditors of the Company for the fiscal year ending June 30, 2000.
----------------------------------------------------------
                                                             and, in  their discretion,  upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

                                                             THIS  PROXY  WILL BE VOTED AS  DIRECTED  OR,  IF NO  CONTRARY
                                                             DIRECTION  IS  INDICATED,  WILL BE VOTED FOR THE  ELECTION OF
                                                             DIRECTORS, TO APPROVE THE AMENDMENT TO THE 1993 STOCK PLAN TO
                                                             INCREASE BY 1,000,000 THE  RESERVATION OF SHARES  THEREUNDER,
                                                             FOR THE  RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
                                                             AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON
                                                             SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.




Signature(s) -------------------------------------------------------------- Dated --------------------------------- , 1999

(This Proxy  should be marked,  dated and signed by the  shareholder(s)  exactly as his or her name  appears  hereon,  and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

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